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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 17, 2000
                Date of Report (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of December 16, 1997, which together formed the Corporate Bond-Backed Certificates Trust, Series 1997-BellSouth-1, which issued Corporate Bond Backed Certificates, Series 1997-BellSouth-1)


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                  033-73438-13                 13-3447441
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation)                Number)               Identification No.)


Three World Financial Center                                            10285

200 Vesey Street                                                    (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

On January 15, 1998, July 15, 1998, January 15, 1999, July 15, 1999 and January 17, 2000, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1997-BellSouth-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 99.1 through
99.5 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits were filed as part of this report:

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 15, 1998.
99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending July 15, 1998.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 15, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending July 15, 1999.
99.5 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 17, 2000.

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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2000



                                                THE BANK OF NEW YORK
                                                AS TRUSTEE, FOR
                                                CORPORATE BOND-BACKED
                                                CERTIFICATES TRUST,
                                                SERIES-1997-BELLSOUTH-1




                                                By: /s/ Enrico D. Reyes
                                                   ------------------------
                                                      ENRICO D. REYES
                                                      VICE PRESIDENT


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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 15, 1998.
99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending July 15, 1998.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 15, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending July 15, 1999.
99.6 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 17, 2000.

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